Exhibit 10.3

FORM OF 7.80% SENIOR SECURED FIXED RATE TERM NOTE

No.: [_____]	PPN: [_________________]

ORIGINAL PRINCIPAL AMOUNT:	$[___________]
ORIGINAL ISSUE DATE:	June 20, 2014
INTEREST RATE:	7.80%
INTEREST PAYMENT DATES:	On the 20th day of each September, December, March and June, commencing on September 20, 2014.
MATURITY DATE:	June 20, 2021
PRINCIPAL PREPAYMENT
DATES AND AMOUNTS:	June 20, 2017: $4,000,000.00
June 20, 2018: $4,000,000.00
June 20, 2019: $4,000,000.00
June 20, 2020: $4,000,000.00

FOR VALUE RECEIVED, each of the undersigned (collectively, the “Companies”), promises, jointly and severally, to pay [NAME OF HOLDER] or its registered assigns the principal amount of [________________] Dollars, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the Interest Rate per annum specified above if no Event of Default has occurred and is continuing, payable on each Interest Payment Date specified above and on the Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on the unpaid balance hereof at the Default Rate if an Event of Default has occurred and is continuing, and to the extent permitted by law on any overdue payment of interest and any Yield-Maintenance Amount, payable at the Default Rate on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), pursuant to that certain Note Purchase Agreement, dated as of June 20, 2014 (as amended, restated, replaced, supplemented or otherwise modified from time to time,  the “Note Purchase Agreement”; capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Note Purchase Agreement), entered into by PRIMO WATER CORPORATION, a Delaware corporation, PRIMO PRODUCTS, LLC, a North Carolina limited liability company, PRIMO DIRECT, LLC, a North Carolina limited liability company, PRIMO REFILL, LLC, a North Carolina limited liability company, PRIMO ICE, LLC, a North Carolina limited liability company, and PRIMO REFILL CANADA CORPORATION, a British Columbia, Canada corporation, the purchasers party thereto and The Prudential Insurance Company of America, as collateral agent.

Payments of principal of and interest on this Note are to be made in lawful money of the United States of America at such place as the Company Representative shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement.

This Note is one of the “Term Notes” referred to in the Note Purchase Agreement and is issued pursuant to and entitled to the benefits of the Note Purchase Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby was made and is to be repaid.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Companies may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Companies will not be affected by any notice to the contrary.

This Note is subject to mandatory prepayment and to prepayment at the option of the Companies, each as provided in the Note Purchase Agreement.

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAW OF SUCH STATE IN ACCORDANCE WITH THE PROVISIONS OF §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon (including any applicable Yield Maintenance Amount), may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Note Purchase Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Note Purchase Agreement.

No reference herein to the Note Purchase Agreement and no provision of this Note or the Note Purchase Agreement shall alter or impair the obligations of the Companies, which are absolute and unconditional, joint and several, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Each Company promises, jointly and severally, to pay all costs and expenses, including reasonable attorneys’ fees incurred in the collection and enforcement of this Note, in each case, in accordance with the terms of the Note Purchase Agreement.  Each Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

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IN WITNESS WHEREOF, each Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

PRIMO WATER CORPORATION

By:
Name:
Title:

PRIMO PRODUCTS, LLC

By:
Name:
Title:

PRIMO DIRECT, LLC

By:
Name:
Title:

PRIMO REFILL, LLC

By:
Name:
Title:

PRIMO ICE, LLC

By:
Name:
Title:

PRIMO REFILL CANADA CORPORATION

By:
Name:
Title: